EXHIBIT 99.2

                          INDEX TO FINANCIAL STATEMENTS


Reports of Independent Registered Public Accounting Firms ...................F-2

Consolidated Balance Sheet...................................................F-4

Consolidated Statements of Operations........................................F-5

Consolidated Statements of Stockholders' Equity..............................F-6

Consolidated Statements of Cash Flows........................................F-7

Notes to Consolidated Financial Statements...................................F-8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholders
Digital Computer Integration Corporation
Dallas, Texas

We have audited the accompanying balance sheet of Digital Computer Integration Corporation, as of December 31, 2004, and the related statements of operations and comprehensive income (loss), stockholders' equity (deficit) and cash flows for the year in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Computer Integration Corporation. as of December 31, 2004, and the results of its operations and its cash flows for the year in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.



                                       /s/Pollard-Kelley Auditing Services, Inc.
                                       -----------------------------------------
                                          Pollard-Kelley Auditing Services, Inc.


Fairlawn, Ohio
March 31, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder
Digital Computer Integration Corporation

We have audited the accompanying balance sheets of Digital Computer Integration Corporation, (the "Company") as of December 31, 2003, and the related statements of operations, stockholders' equity (deficiency) and cash flows for the year in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003, and the results of its operations and its cash flows for the year in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.



                                                /s/Durland & Company, CPAs, P.A.
                                                --------------------------------
                                                   Durland & Company, CPAs, P.A.


Palm Beach, Florida
November 4, 2004

                    Digital Computer Integration Corporation
                                  Balance Sheet
                                  December 31,



                                    ASSETS                                           2004                2003
                                                                                ------------------ --------------------
CURRENT ASSETS
   Cash                                                                         $          249,195 $             25,764
   Accounts receivable, net of allowance of $0 and $9,000, respectively                    236,464               11,847
   Inventory                                                                               206,685              156,280
   Prepaid expenses and deposits                                                                 0                    0
                                                                                ------------------ --------------------

          Total current assets                                                             692,344              193,891
                                                                                ------------------ --------------------

PROPERTY AND EQUIPMENT
   Fixed assets                                                                            830,733              818,360
   Less: Accumulated depreciation                                                         (793,627)            (763,627)
                                                                                ------------------ --------------------

          Total property and equipment                                                      37,106               54,733
                                                                                ------------------ --------------------

OTHER ASSETS
   Prepaid expenses                                                                         20,100               21,602
   Other assets                                                                              1,000                1,000
                                                                                ------------------ --------------------

          Total other assets                                                                21,100               22,602
                                                                                ------------------ --------------------

Total Assets                                                                    $          750,550 $            271,226
                                                                                ================== ====================

              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES
   Accounts payable
      Trade                                                                     $          137,683 $            523,055
   Accrued expenses
      Trade                                                                                480,534              253,572
    Deferred revenue                                                                         4,906               11,026
    Notes payable - stockholders                                                         1,457,123               67,494
    Capital leases payable - current portion                                                     0               20,926
    Short-term notes payable                                                                10,030              327,660
                                                                                ------------------ --------------------

          Total current liabilities                                                      2,090,276            1,203,733
                                                                                ------------------ --------------------

LONG-TERM LIABILITIES
   Notes payable                                                                                 0                    0
                                                                                ------------------ --------------------

          Total long-term liabilities                                                            0                    0
                                                                                ------------------ --------------------

Total Liabilities                                                                        2,090,276            1,203,733
                                                                                ------------------ --------------------

STOCKHOLDERS' EQUITY (DEFICIENCY)
   Common stock, $0.01 par value, authorized 10,000,000 shares;
       4,350,000 issued and outstanding
                                                                                            43,500               43,500
   Treasury stock, at cost                                                                (171,500)            (171,500)
   Additional paid-in capital                                                            4,900,000                    0
   Note receivable - stockholder                                                        (4,900,000)                    0
   Retained earnings (deficit)                                                          (1,211,726)            (804,507)
                                                                                ------------------ --------------------

          Total stockholders' equity (deficiency)                                       (1,339,726)            (932,507)
                                                                                ------------------ --------------------

Total Liabilities and  Stockholders' Equity                                     $          750,550 $            271,226
                                                                                ================== ====================





     The accompanying notes are an integral part of the financial statements

                    Digital Computer Integration Corporation
                            Statements of Operations
                            Years Ended December 31,


                                                                                      2004                2003
                                                                              -------------------- ------------------
REVENUES

   Net sales                                                                  $          3,621,294 $        1,441,262
   Less: Cost of sales                                                                   3,126,097          1,127,342
                                                                              -------------------- ------------------

         Gross margin                                                                      495,197            313,920

OPERATING EXPENSES:
   Advertising                                                                                   0                  0
   Sales and marketing                                                                     145,931            241,657
   General and administrative expenses                                                     714,677            816,157
   Research and development                                                                 14,281                  0
   Depreciation and amortization                                                            30,000             58,701
                                                                              -------------------- ------------------

          Total expenses                                                                   904,889          1,116,515
                                                                              -------------------- ------------------

Income (loss) from operations                                                            (409,692)          (802,595)
                                                                              -------------------- ------------------

OTHER INCOME (EXPENSE):
   Interest income                                                                         161,234                227
   Interest expense                                                                      (111,410)           (67,397)
   Other expense                                                                          (47,351)           (58,993)
                                                                              -------------------- ------------------

          Total other income (expense)                                                       2,473          (126,163)
                                                                              -------------------- ------------------

Net income (loss) before income taxes                                                    (407,219)          (928,758)

   Provision for income taxes (refund)                                                           0           (32,738)
                                                                              -------------------- ------------------

Net income (loss)                                                             $           (407,219)$         (896,020)
                                                                              ==================== ==================

Income (loss) per weighted average common share                               $              (0.09)$            (0.21)
                                                                              ==================== ==================

Number of weighted average common shares outstanding                                     4,350,000          4,350,000
                                                                              ==================== ==================







     The accompanying notes are an integral part of the financial statements

                    Digital Computer Integration Corporation
                Statements of Stockholders' Equity (Deficiency)






                                                                                                            Total
                                            Number               Additional                 Retained    Stockholders'
                                               of       Par        Paid-In     Treasury     Earnings/      Equity
                                            shares      value      Capital      Stock       (Deficit)   (Deficiency)
                                          ----------- ---------  ----------- ------------ ------------- -------------

BEGINNING BALANCE, December 31, 2001        4,350,000 $  43,500  $         0 $   (171,500)$     599,250 $     471,250
Net loss                                            0         0            0            0      (508,135)     (508,135)
                                          ----------- ---------  ----------- ------------ ------------- -------------

BALANCE, December 31, 2002                  4,350,000    43,500            0     (171,500)       91,115       (36,885)

Net loss                                            0         0            0            0      (896,020)     (896,020)
                                          ----------- ---------  ----------- ------------ ------------- -------------
BALANCE, December 31, 2003                  4,350,000    43,500            0     (171,500)     (804,905)     (932,905)
Contributed capital                                 0         0    4,900,000            0             0     4,900,000
Net loss                                            0         0            0            0      (407,219)     (407,219)
                                          ----------- ---------  ----------- ------------ ------------- -------------
ENDING BALANCE, December 31, 2004           4,350,000 $  43,500  $ 4,900,000 $   (171,500)$  (1,212,124)$   3,559,876
                                          =========== =========  =========== ============ ============= =============




















     The accompanying notes are an integral part of the financial statements

                    Digital Computer Integration Corporation
                            Statements of Cash Flows
                            Years Ended December 31,



                                                                                      2004             2003
                                                                                ---------------- -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                               $       (407,219)$        (896,020)
Adjustments to reconcile net loss to net cash used by operating activities:
   Depreciation                                                                           30,000            58,701
   Inventory write down                                                                        0            81,952
   Bad debt expense                                                                            0             3,410
Changes in operating assets and liabilities:
   (Increase) decrease in accounts receivable                                           (224,617)          262,136
   (Increase) decrease in inventory                                                      (50,405)          (44,474)
   (Increase) decrease in prepaid expenses and deposits                                    1,502             8,742
   (Increase) decrease in other assets                                                         0                56
   Increase (decrease) in accounts payable - trade                                      (385,372)           63,128
   Increase (decrease) in accrued expenses                                               226,962           183,770
   Increase (decrease) in deferred revenue                                                (6,120)          (19,088)
                                                                                ---------------- -----------------

Net cash used by operating activities                                                   (815,269)         (297,687)
                                                                                ---------------- -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of property and equipment                                                    (12,373)          (64,310)
   Sale of property and equipment                                                              0            37,234
                                                                                ---------------- -----------------

Net cash used by investing activities                                                    (12,373)          (27,076)
                                                                                ---------------- -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Advances on short-term notes payable                                                        0           647,660
   Payments on short-term notes payable                                                 (317,630)         (353,794)
   Advances on notes payable - related party                                           1,389,629            83,994
   Payments on notes payable - related party                                                   0          (107,905)
   Advances on capital leases payable                                                          0                 0
   Payments on capital leases payable                                                    (20,926)          (22,207)
                                                                                ---------------- -----------------

Net cash provided by financing activities                                              1,051,073           247,748
                                                                                ---------------- -----------------

Net increase (decrease) in cash and equivalent                                           223,431           (77,015)
                                                                                ---------------- -----------------

CASH, beginning of period                                                                 25,764           102,779
                                                                                ---------------- -----------------

CASH, end of period                                                             $        249,195 $          25,764
                                                                                ================ =================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Interest paid in cash                                                        $        111,410 $          67,397
                                                                                ================ =================
   Income taxes paid in cash                                                    $              0 $          33,794
                                                                                ================ =================

Non-Cash Financing Activities:
   Note receivable issued for contributed capital                               $      4,900,000 $               0
                                                                                ================ =================



     The accompanying notes are an integral part of the financial statements

                    Digital Computer Integration Corporation
                          Notes to Financial Statements

(1)  Summary of Significant Accounting Principles
     The Company Digital Computer Integration Corporation., (the "Company"), is a Texas corporation which conducts business from its headquarters in Dallas, Texas. The Company was incorporated on April 30, 1990. The Company is principally engaged in the custom computer assembling industry.

     The following summarize the more significant accounting and reporting policies and practices of the Company:

     a) Use of estimates The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended. Actual results may differ significantly from those estimates.

     b) Net loss per share Basic net loss per weighted average common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

     c) Property and equipment All property and equipment is recorded at cost and depreciated over their estimated useful lives, using the straight-line method, generally three, five or seven years. Upon sale or retirement, the costs and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in the results of operations. Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred. Depreciation expense was $30,000 and $58,701 for the years ended December 31, 2004 and 2003, respectively.

     d) Inventory Inventory is stated at the lower of cost or market. Cost is determined using the weighted average method. The Company recorded a valuation allowance of $82,000 in 2003.

     e) Revenue recognition The Company manufactures custom computer equipment . Revenue is recognized when the risk of loss changes to the customer, and the equipment is accepted by the customers. The Company occasionally offers extended warranties on goods sold. The revenue from these extended warranties is deferred and recognized as earned over the life of each warranty.

     f) Cash and equivalents The company considers investments with an initial maturity of three months or less as cash equivalents.

     g) Research & development Research and development expenses are expensed in the period incurred.

     h) Foreign currency transaction and translation gains (losses) The principal operations of the Company are located in Texas, however the Company does transact business and supply equipment worldwide. The Company bills in US Dollars, and if the Company payment is denominated in a foreign currency, the Company translates the payment and records a foreign currency transaction gain or loss in accordance with SFAS 52.

                    Digital Computer Integration Corporation
                          Notes to Financial Statements


(2)  Stockholders' Equity.
     The Company has authorized 10,000,000 shares of $0.01 par value common stock. The Company had 4,350,000 shares of common stock issued and outstanding at December 31, 2004 and 2003. In 1997, effective December 31, 1996, the Company repurchased all of the shares held by a stockholder, amounting to 2,000,000 shares at an agreed value of $163,000. In February 2004, the principal stockholder of the Company entered into an agreement to sell 51% of the Company to NewMarket Technology, Inc. For a total of $5,000,000, of which $4,900,000 was recorded as a note receivable and contributed capital.


(3)  Income Taxes.
     Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company had net operating loss carry- forwards for income tax purposes of approximately $1,339,700 which expire beginning December 31, 2022. There may be certain limitations on the Company's ability to utilize the loss carry-forwards in the event of a change of control, should that occur.

     The amount recorded as a deferred tax asset, cumulative as of December 31, 2004, is $270,000, which represents the amount of tax benefits of the loss carry-forwards. The Company has established a valuation allowance for this deferred tax asset of $270,000, as the Company has no assurances of a return to profitable operations. The significant components of the net deferred tax asset as of December 31, 2004 are:


Net operating losses                 $           270,000
                                     -------------------
Valuation allowance                             (270,000)
                                     -------------------
Net deferred tax asset               $                 0
                                     ===================


(4)  Commitment and Contingencies
     a) Leases. The Company is obligated for its physical location under a 48 month lease, as amended. This lease requires monthly rent of $14,110 until April 30, 2006 and $15,824 per month until expiration, May 31, 2008. This amended lease also calls for lump sum payments of $28,220 on June 30, 2004, $21,436 on April 30 2005, 2006 and 2007 and a final payment of $21,436 prior to October 31, 2008. These lump sum payments are to cover back rent owed the landlord.

     b) Lawsuits. The Company is party to lawsuits in the ordinary course of business. Currently there are four suits, all of which are collection issues. These suits are in various stages, however the Company is making monthly payments toward all four totaling approximately $3,000 per month.

                    Digital Computer Integration Corporation
                          Notes to Financial Statements

(4)  Commitment and Contingencies (Continued)
     c) Stock option plan. In 1998, the Company adopted an incentive plan (the "Option Plan" or "1998 Long- Term Incentive Plan") under which 1,000,000 shares of common stock are reserved for grants under the Option Plan. The Option Plan took effect on January 1, 1998 and terminates on December 31, 2007. Options granted under the Option Plan may qualify as "incentive stock options" as defined in Section 422 of the internal Revenue Code of 1986, as amended, and become exercisable in accordance with the terms approved at the time of the grant. To be eligible, a grantee must be an employee, officer, director or consultant of the Company. It is intended that all options be granted at fair market value on a particular date determined by the Compensation and Option Committee of the Board of Directors. At the 51% acquisition date this plan was cancelled and all existing options previously granted under this plan were also cancelled.

     d) Equipment leases. The Company has acquired operating equipment under capital leases. These leases vary in original term, however all mature in 2005. At inception the assets and liabilities were recorded at the lower of the present value of the minimum lease payments or the fair value of the assets. At December 31, 2004 the Company has retired all of its lease obligations.

(5)  Short-term debt.
     In 2003 the Company received $647,660 in advances on short-term debt in 2003. During 2003 the Company repaid $353,794 of these advances. At December 31, 2004, the Company is obligated on one short-term note payable in the amount of $12,030, with an interest at the rate of 9% maturing in January 2005.

     Stockholders. At December 31, 2004, the Company is obligated to its 51% stockholder for $1,457,123 in demand notes carrying an interest rate of 10%.